EXECUTIVE SUMMARY
THIRD PARTY DUE DILIGENCE REVIEW

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on newly originated residential mortgage loans purchased by Aspire Sponsor, LLC. The review included a total of 552 newly originated residential mortgage loans, in connection with the securitization identified as SPIRE 2026-2 (the “Securitization”). The Review was conducted from May 2025 through April 2026 on mortgage loans originated between May 2025 and March 2026.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets
•	Validate borrower(s) monthly gross income
•	Validate funds required to close, required reserves
•	Review file documentation for required level of income and asset verifications
ii.	Employment Status
•	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
•	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
•	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
•	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
•	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
•	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
•	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
•	Review credit report for credit history and required credit depth including any / all inquiries
•	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower's occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.
Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower's willingness and ability to repay the debt

f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible
j.	General QM for any loans originated under the GQM Rule

i.	Pricing Thresholds:

a.	Pricing for First Lien Loans:

i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
iii.	6.5% for a first-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

b.	Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

c.	Pricing for Manufactured Homes:

i.	2.25% for a first-lien covered transaction secured by a manufactured home with a loan amount equal to or greater than the applicable dollar amount threshold; and
ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than applicable dollar amount threshold.

ii.	Consider Income and Assets:

o	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan);
o	The consumer’s debt obligations, alimony, child support; and
o	The monthly DTI or residual income.

iii.	Verification of Income and Assets:

a.
Verification in compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;

ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;
iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;
iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;
v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and
vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

Compliance Review

 Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time.  In relation to cash out refinances of investment property loans, documentation provided in the loan file will be reviewed only to validate the use of cash out proceeds for business purposes at the origination/consummation of the loan. In the event use of proceeds cannot be validated, or are deemed to be utilized for consumer purposes, the loan would then be subject to a “Compliance Review” of applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time.    The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:
i.	Federal High-Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and HighCost provisions
iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure

h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test
iii.	Prepayment Penalty Test

iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type

j.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)

l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above.  Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

 Consolidated Analytics performed a “Valuation Review,” which included the following:

a.
Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.

b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.
Additional valuation products were not required when the CU score provided was 2.5 or below or the appraisal LCA risk score was eligible for Collateral Rep and Warranty relief. In the event the CU score was greater than 2.5 or the LCA score was not eligible for R&W relief, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, based on guideline from the seller, CDA’s were ordered on loans that had an acceptable CU score or R&W eligibility.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third-party valuation product.

For loans reviewed in a post-close valuation review scenario (552 loans in total):

Twenty-four (24) loans had a Secondary Appraisal, zero (0) loans had an AVM, and three hundred twenty-eight (328) loans had a Desktop Review.

If a loan with an AVM or Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then a Field Review, a Broker Price Opinion (BPO) along with a Reconciliation of the values or a 2nd Appraisal was completed.  There were zero (0) occurrences of this.

One (1) loan had a Field Review or BPO, three (3) loans had a Second Desk Review, and zero (0) loans had a Full Appraisal Review.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the five hundred fifty-two (552) mortgage loans reviewed, two hundred eighty-three (283) unique mortgage loans (51.27% by loan count) had a total of four hundred eighty-seven (487) discrepancies across twenty-three (23) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Property Value	106	21.77%
Qualifying LTV	60	12.32%
Qualifying CLTV	59	12.11%
Refinance Purpose	41	8.42%
Property Attachment Type	39	8.01%
Escrow Flag	29	5.95%
Subject Property Type	28	5.75%
Pricing Doc Type	24	4.93%
Cash out Include Debt Paid at Close	23	4.72%
Qualifying FICO	20	4.11%
Sales Price	15	3.08%
Application Date	10	2.05%
Prepayment Penalty Total Term	6	1.23%
Property City	6	1.23%
Amortization Term	4	0.82%
Occupancy	4	0.82%
Property Type	3	0.62%
Property Zip Code	2	0.41%
Interest Rate	2	0.41%
Note Date	2	0.41%
Borrower 1 SSN	2	0.41%

Prepayment Penalty	1	0.21%
Borrower 2 SSN	1	0.21%
Grand Total	487	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	420	$238,593,607.00	76.09%
Event Grade B	132	$74,100,225.00	23.91%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	552	$312,693,832.00	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	438	79.35%
Event Grade B	114	20.65%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	552	100.00%

Compliance Results: (As applicable, 2 loans within population did not receive a Compliance Review)
Event Grade	Loan Count	Percent of Sample
Event Grade A	533	96.91%
Event Grade B	17	3.09%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	550	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	539	97.64%
Event Grade B	13	2.36%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	552	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	194
		Business Purpose Affidavit/Disclosure Missing	19
		Property Title Issue	17
		Asset Qualification Does Not Meet Guideline Requirements	16
		Missing verification of taxes, insurance, and/or HOA fees for non-subject property	15
		Third Party Fraud Report not Provided	14
		Rent Loss Insurance Missing	13
		Audited Reserves are less than Guideline Required Reserves (Number of Months)	13
		Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	12
		Title Coverage is Less than Subject Lien	12
		Missing Lease Agreement	12
		Income and Employment Do Not Meet Guidelines	11
		Missing VOM or VOR	11
		Missing Letter of Explanation (Credit)	11
		Missing Personal Guaranty	10

The Final 1003 is Incomplete	10
Housing History Does Not Meet Guideline Requirements	9
The Total Hazard Coverage is LESS than the Required Coverage Amount	7
Audited LTV Exceeds Guideline LTV	7
Purchase Contract is Missing	7
Missing Business Entity Formation Document	7
The Note is Incomplete	7
Missing Lender Income Calculation Worksheet	7
Application Profile Missing	7
The Note is Missing	6
Verification of Rent (VOR)/Verification of Mortgage (VOM) Document is incomplete	6
The Final 1003 is Missing	5
Borrower 1 Photo Identification not provided	5
Purpose does not meet eligibility requirement(s)	4
Purchase Contract is Incomplete	4
Fraud Report Shows Uncleared Alerts	4
HO6 Master Insurance Policy is Missing	4
Asset 1 Does Not Meet Guideline Requirements	4
Missing Trust Agreement	4
Borrower 1 3rd Party VOE Prior to Close Missing	4
The Deed of Trust is Missing	3
Flood Certificate Missing	3
Hazard Insurance Policy is Missing	3
1-4 Family Rider is Missing	3
Asset 2 Does Not Meet Guideline Requirements	3
Missing Letter of Explanation (Income)	3
Approval/Underwriting Summary Not Provided	3
Borrower Rental Experience Not Within Guidelines	3
Audited FICO is less than Guideline FICO	3
Audited DTI Exceeds Guideline DTI	3
Borrower 2 Photo Identification not provided	2
Borrower 1 Credit Report is Missing	2
Rent Loss Coverage Not Sufficient	2
Missing Property Tax Cert	2
Guideline Seasoning not Met	2
Final CD: Calculating Cash to Close Closing Costs Paid, Closing Costs Financed, Down Pmt, Deposit, and/or Funds for Borrower discrepancy	2
Third Party Fraud Report Partially Provided	2

Hazard Insurance Policy is Partial	2
Borrower 1 Credit Report is Incomplete	2
Borrower 1 Credit Report is Expired	2
DSCR is less than guideline minimum	2
Potential Occupancy/Current Address Issues identified in the file	2
Borrower 2 Credit Report is Missing	2
Title Document Missing	2
Borrower does not meet residual income requirement	2
Borrower 1 Deed of Trust Signature does not match Note	2
Loan does not conform to program guidelines	2
Fraud alert is present on the credit report	2
Assets do not meet guideline requirements	2
Missing Prepayment Rider	2
Missing Divorce Decree	2
Borrower 1 Gap Credit Report is Missing	1
The Initial 1003 is Missing	1
Subject Property Address on Note does not match Insured Property Address	1
Condo Rider is Missing	1
Missing letter of explanation	1
HO-6 Insurance Policy is Missing	1
Missing Credit Report Supplement	1
Missing Taxpayer First Act Disclosure	1
Borrower 1 Business Bank Statements Missing	1
Delinquent Credit History Does Not Meet Guideline Requirements	1
Asset 4 Does Not Meet Guideline Requirements	1
Missing Verification of Mortgage	1
Hazard Insurance Effective Date is after the Disbursement Date	1
Borrower 1 CPA Letter Missing	1
Borrower 2 Unable to Determine borrower citizenship	1
Income 1 Income Trend is Decreasing	1
Satisfactory Chain of Title not Provided	1
Mortgage history for primary residence less than 12 months	1
Borrower 1 Separation Agreement Missing	1
Audited Interested Party Contribution Exceeds Guideline Program Maximum	1
Missing Income - Bank Statements	1
Asset 3 Does Not Meet Guideline Requirements	1
Missing income documentation	1

	Audited Loan Amount is greater than Guideline Maximum Loan Amount	1
	Borrower owns more financed properties than allowed per guidelines	1
	Income/Employment General	1
	Borrower 1 Unable to Determine borrower citizenship	1
	Borrower 2 residency documentation not provided or issue with documentation	1
	Missing Loan program disclosure	1
	Purchase is not considered to be an Arm's Length Transaction	1
	Missing attorney opinion letter/trust review documentation	1
	Missing final HUD-1 from sale of non-subject property	1
	Total Credit Grade (A) Exceptions:	602
B	Asset Qualification Does Not Meet Guideline Requirements	15
	Audited LTV Exceeds Guideline LTV	14
	Missing an established escrow impound account for taxes and insurance.	13
	Application Profile Missing	12
	Missing Letter of Explanation (Credit)	11
	Audited Interested Party Contribution Exceeds Guideline Program Maximum	10
	Loan does not conform to program guidelines	8
	Income and Employment Do Not Meet Guidelines	8
	Rent Loss Insurance Missing	8
	Tradelines do not meet Guideline Requirements	6
	Rent Loss Coverage Not Sufficient	4
	Purpose does not meet eligibility requirement(s)	4
	Asset 1 Does Not Meet Guideline Requirements	4
	Audited FICO is less than Guideline FICO	3
	Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	3
	Audited Reserves are less than Guideline Required Reserves (Number of Months)	3
	Borrower Rental Experience Not Within Guidelines	3
	Housing History Does Not Meet Guideline Requirements	3
	Missing VOM or VOR	2
	The Final 1003 is Incomplete	2
	DSCR is less than guideline minimum	2
	Missing Business Entity Formation Document	2
	Missing Lease Agreement	2
	Missing Letter of Explanation (Income)	2
	Trade line count does not meet program requirements	1
	Borrower 1 Credit Report is Incomplete	1

		Borrower residency documentation not provided or issue with documentation	1
		Missing income documentation	1
		The Qualifying FICO Method must be set to Lowest Mid Score	1
		Asset 3 Does Not Meet Guideline Requirements	1
		Payment shock exceeds guideline	1
		Assets do not meet guideline requirements	1
		Condominium Project is Non-Warrantable	1
		Entity Documentation - Missing or Defective	1
		Borrower 1 Lease Agreements Missing	1
		Hazard Insurance Effective Date is after the Disbursement Date	1
		Title Document is Partially Present	1
		Missing verification of taxes, insurance, and/or HOA fees for non-subject property	1
		HO6 Master Insurance Policy is Partial	1
		Borrower 1 3rd Party VOE Prior to Close Missing	1
		Missing Personal Guaranty	1
		Total Credit Grade (B) Exceptions:	161
Compliance	A	No Compliance Findings	47
		Missing Required Affiliated Business Disclosure	28
		Evidence of Appraisal Delivery to Borrower not Provided or Late (12 CFR 1002.14(a)(1))	15
		Charges That Cannot Increase Test	13
		eSigned Documents Consent is Missing	13
		Qualified Mortgage APR Threshold Test	8
		Initial Closing Disclosure Delivery Date Test	7
		Lender Credits That Cannot Decrease Test	6
		Lender did not provide ATR/QM Status Determination	5
		Charges That In Total Cannot Increase More Than 10% Test	3
		Qualified Mortgage Safe Harbor Threshold	2
		Higher-Priced Mortgage Loan Test	2
		Final CD: Loan Disclosures Assumption incomplete or inaccurate	2
		Homeownership Counseling Disclosure Is Missing	2
		Intent to Proceed is Missing	2
		Qualified Mortgage Lending Policy Points and Fees Test	2
		Late Charge Grace Period is less than 10 days	2
		Late Charge Percent is greater than 6%	2
		Final HUD-1 Document is Missing	2
		Right of Rescission is Missing	1
		TRID: Closing Disclosure Deficiency	1

		TILA Finance Charge Test	1
		TRID: Missing Closing Disclosure	1
		Revised Loan Estimate Delivery Date Test (prior to consummation)	1
		O.C.G.A. § 7-6a-4 - Tangible Net Benefit Disclosure, or worksheet when applicable, is missing or no evidence it was provided prior to or at consummation or unable to validate tangible net benefit criteria	1
		The Note is Not Executed	1
		TRID: Missing Loan Estimate	1
		TILA Post-Consummation Revised Closing Disclosure Finance Charge Test	1
		Missing HUD-1 Closing Statement	1
		TRID: Loan Estimate Deficiency	1
		Final CD: Contact Information (page 5) is incomplete	1
		Note Does Not Indicate a Prepayment Penalty but CD Indicates a Prepayment Penalty	1
		CA Per Diem Interest Amount Test	1
		Missing evidence of rate lock	1
		Total Compliance Grade (A) Exceptions:	178
	B	Qualified Mortgage Lending Policy Points and Fees Test	6
		Charges That Cannot Increase Test	5
		Charges That In Total Cannot Increase More Than 10% Test	3
		Evidence of Appraisal Delivery to Borrower not Provided or Late (12 CFR 1002.14(a)(1))	2
		Missing Required Affiliated Business Disclosure	1
		Total Compliance Grade (B) Exceptions:	17
Property	A	No Property Findings	53
		Third Party Valuation Product Not Provided within 10% Tolerance	11
		Property/Appraisal General	9
		Property Issue(s) are Present	7
		HOA Questionnaire is Missing	3
		Second Appraisal is Missing	2
		FEMA Post Disaster Inspection Report not Provided	2
		Appraisal is Missing	2
		No HOA fees on appraisal and property identified as a PUD	1
		HOA Questionnaire is Incomplete	1
		Subject property appraisal is not on an as-is basis (Primary Value)	1
		Condo Approval Missing	1
		HOA Does Not Meet Guidelines	1
		Missing Appraisal	1
		Total Property Grade (A) Exceptions:	95

B	Property/Appraisal General	6
	Property Issue(s) are Present	2
	FEMA Post Disaster Inspection Report not Provided	1
	HOA Does Not Meet Guidelines	1
	Subject property was listed for sale within a time period not allowed per guidelines	1
	Ineligible Property	1
	Property has been listed for sale in the past 6 months	1
	Total Property Grade (B) Exceptions:	13

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B
The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.

C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A
The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable.  The borrower’s willingness and ability to repay the loan is documented and reasonable.

B
The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines.  The employment, income, assets and occupancy are supported and justifiable.  The borrower’s willingness and ability to repay the loan is documented and reasonable.

C
The loan does not substantially meet the published guidelines.  There are not sufficient compensating factors that justify exceeding the published guidelines.  The employment, income, assets or occupancy are not supported and justifiable.  The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.

D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B
The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.

C
The loan violates one material law or regulation.  The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.

D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A
The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination.  The appraiser was appropriately licensed and used GSE approved forms.

B
The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller.  The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines.  The appraisal was performed on an "as-is" basis and the property is complete and habitable.  The appraiser was appropriately licensed and used GSE approved forms.

C
The value is not supported within 10% of the original appraisal.  The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines.  The property is in below “average” condition or the property is not complete or requires significant repairs.  The appraisal was not performed on an “as is” basis.  The appraiser was not appropriately licensed or did not use GSE approved forms.

Valuation Event Grades
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.